GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Balog, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ J. Balog
J. Balog
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Shawna Korth
Witness:

Name: Shawna Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J. Bernbach, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ J. Bernbach
J. Bernbach
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Deborah A. Brown
Witness:

Name: Deborah A. Brown

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, A. Desmarais, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ A. Desmarais
A. Desmarais
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Guy Fortin
Witness:

Name: Guy Fortin

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.L. McFeetors, chairman of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ R.L. McFeetors
R.L. McFeetors
Chairman of the Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Darlene Boutet
Witness:

Name: Darlene Boutet

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, J.E.A. Nickerson, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ J.E.A. Nickerson
J.E.A. Nickerson
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Mark Macneill
Witness:

Name: Mark Macneill

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R.J. Orr, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ R.J. Orr
R.J. Orr
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Shawna Korth
Witness:

Name: Shawna Korth

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, M. Plessis-Bélair, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.
/s/ M. Plessis-Bélair
M. Plessis-Bélair
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Danielle Durocher
Witness:

Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, H. Rousseau, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ H. Rousseau
H. Rousseau
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Maria Iacampo
Witness:

Name: Maria Iacampo

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, R. Royer, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

/s/ R. Royer
R. Royer
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Danielle Durocher
Witness:

Name: Danielle Durocher

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, P.K. Ryan, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.
/s/ P.K. Ryan
P.K. Ryan
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Maria Christina Cocca
Witness:

Name: Maria Christina Cocca

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, T.T. Ryan, Jr., member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.

s/s T.T. Ryan, Jr.
T.T. Ryan, Jr.
Member, Board of Directors
Great-West Life & Annuity Insurance Company

Witness: /s/ Meg Jennings

Name: Meg Jennings

GREAT-WEST LIFE & ANNUITY INSURANCE COMPANY
POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that I, B.E. Walsh, member of the Board of Directors of Great-West Life & Annuity Insurance Company, a Colorado corporation, do hereby constitute and appoint R.G. Schultz and G.R. Derback, and each of them, as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities to execute registration statements of Varifund Variable Annuity Account of Great-West Life & Annuity Insurance Company on Form N-4 (for the Varifund and Varifund Advisor variable annuity contracts, which are filed in the same registration statement under the Securities Act of 1933) or any successor form of registration statement of the Securities and Exchange Commission, filed under the Securities Act of 1933 and/or the Investment Company Act of 1940, and any and all amendments thereto, with all exhibits, instruments, and other documents necessary or appropriate in connection therewith, and to file with the Securities and Exchange Commission or any other regulatory authority as may be necessary or desirable, hereby ratifying and confirming all and every act and thing requisite to all intents and purposes that said attorney in fact and agent or his substitute, may lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, I have hereunto set my hand this 1st day of October, 2009.
/s/ B.E. Walsh
B.E. Walsh
Member, Board of Directors
Great-West Life & Annuity Insurance Company
/s/ Diana Mathewson
Witness:

Name: Diana Mathewson